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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         WHEREAS, Phoenix Footwear Group, Inc., a Delaware corporation (the "Company") intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for the registration of 900,000 additional securities of the same class as other securities for which a Registration Statement on Form S-8 relating to the Company's 2001 Long-Term Incentive Plan (the "Plan") is effective (Registration No. 333-69066) (the "Form S-8") pursuant to the Act and the Rules and Regulations of the Commission promulgated thereunder;

         NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint James R. Riedman and Kenneth E. Wolf, severally, as his true and lawful attorney or attorney-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form S-8 and any and all documents necessary or incidental in connection therewith, including without limitation, any amendments to the Form S-8, and to file the same with the Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10TH day of June, 2004.

                                           /s/ James R. Riedman
                                          ------------------------------------
                                          James R. Riedman

                                           /s/ Kenneth E. Wolf
                                          ------------------------------------
                                          Kenneth E. Wolf

                                           /s/ Steven M. DePerrior
                                          ------------------------------------
                                          Steven M. DePerrior

                                           /s/ Gregory M. Harden
                                          ------------------------------------
                                          Gregory M. Harden

                                           /s/ Wilhelm Pfander
                                          ------------------------------------
                                          Wilhelm Pfander

                                           /s/ Greg A. Tunney
                                          ------------------------------------
                                          Greg A. Tunney

                                           /s/ John C. Kratzer
                                          ------------------------------------
                                          John C. Kratzer

                                           /s/ Frederick R. Port
                                          ------------------------------------
                                          Frederick R. Port

                                           /s/ John M. Robbins
                                          ------------------------------------
                                          John M. Robbins

                                           /s/ Richard E. White
                                          ------------------------------------
                                          Richard E. White